Sub-Item 77O: Transactions Effected Pursuant To Rule 10f-3

Name of Fund:
Goldman Sachs Real Estate
Securities Fund
Name of Underwriter or Dealer
Purchased From:
Merrill Lynch, Pierce, Fenner &
Smith, Inc.
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Barclays
Capital Inc.; BTIG, LLC; KeyBanc
Capital Markets Inc.; Merrill
Lynch, Pierce, Fenner & Smith,
Inc.; Morgan Stanley & Co. LLC;
RBC Capital Markets, LLC; Wells
Fargo Securities, LLC
Name of Issuer:
Hudson Pacific Properties Inc
Title of Security:
HUDSON PACIFIC
PROPERTIES, INC
Date of First Offering:
02/28/17
Dollar Amount Purchased:
1,976,256
Number of Shares or Par Value of
Bonds Purchased:
54,896
Price Per Unit:
36.00
Resolution Approved:
Approved at the June 15, 2017
Board Meeting.*


Name of Fund:
Goldman Sachs Global Real Estate
Securities Fund
Name of Underwriter or Dealer
Purchased From:
Merrill Lynch, Pierce, Fenner &
Smith, Inc.
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Barclays
Capital Inc.; BTIG, LLC; KeyBanc
Capital Markets Inc.; Merrill
Lynch, Pierce, Fenner & Smith,
Inc.; Morgan Stanley & Co. LLC;
RBC Capital Markets, LLC; Wells
Fargo Securities, LLC
Name of Issuer:
Hudson Pacific Properties Inc
Title of Security:
HUDSON PACIFIC
PROPERTIES, INC
Date of First Offering:
02/28/17
Dollar Amount Purchased:
55,908
Number of Shares or Par Value of
Bonds Purchased:
1,553
Price Per Unit:
36.00
Resolution Approved:
Approved at the June 15, 2017
Board Meeting.*


Name of Fund:
Goldman Sachs Long Short Fund
Name of Underwriter or Dealer
Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Allen &
Company LLC; Barclays Capital
Inc.; BTIG, LLC; C.L. King &
Associates, Inc.; Citigroup Global
Markets Inc.; Cowen and
Company, LLC; Credit Suisse
Securities (USA) LLC; Deutsche
Bank Securities Inc.; Evercore
Group L.L.C.; J.P. Morgan
Securities LLC; Jefferies LLC;
JMP Securities LLC; Morgan
Stanley & Co. LLC; Oppenheimer
& Co. Inc.; RBC Capital Markets,
LLC; Samuel A. Ramirez &
Company, Inc.; Stifel, Nicolaus &
Company, Inc.; SunTrust Robinson
Humphrey, Inc.; UBS Securities
LLC; William Blair & Company,
L.L.C.; The Williams Capital
Group, L.P.
Name of Issuer:
Snap Inc
Title of Security:
SNAP INC.
Date of First Offering:
03/02/17
Dollar Amount Purchased:
513,570
Number of Shares or Par Value of
Bonds Purchased:
30,210
Price Per Unit:
17.00
Resolution Approved:
Approved at the June 15, 2017
Board Meeting.*


Name of Fund:
Goldman Sachs Global
Infrastructure Fund
Name of Underwriter or Dealer
Purchased From:
Merrill Lynch, Pierce, Fenner &
Smith, Inc.
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Barclays
Capital Inc.; BTIG, LLC;
Citigroup Global Markets Inc.;
Evercore Group, L.L.C.; HSBC
Securities (USA) Inc.; ING
Financial Markets LLC; J.P.
Morgan Securities LLC; Merrill
Lynch, Pierce, Fenner & Smith,
Inc.; MUFG Securities Americas
Inc.; RBC Capital Markets, LLC;
TD Securities Inc.
Name of Issuer:
EQUINIX INC
Title of Security:
EQUINIX, INC
Date of First Offering:
03/09/17
Dollar Amount Purchased:
30,240
Number of Shares or Par Value of
Bonds Purchased:
84
Price Per Unit:
360.00
Resolution Approved:
Approved at the June 15, 2017
Board Meeting.*


Name of Fund:
Goldman Sachs Real Estate
Securities Fund
Name of Underwriter or Dealer
Purchased From:
Merrill Lynch, Pierce, Fenner &
Smith, Inc.
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Barclays
Capital Inc.; BTIG, LLC;
Citigroup Global Markets Inc.;
Evercore Group, L.L.C.; HSBC
Securities (USA) Inc.; ING
Financial Markets LLC; J.P.
Morgan Securities LLC; Merrill
Lynch, Pierce, Fenner & Smith,
Inc.; MUFG Securities Americas
Inc.; RBC Capital Markets, LLC;
TD Securities Inc.
Name of Issuer:
EQUINIX INC
Title of Security:
EQUINIX, INC
Date of First Offering:
03/09/17
Dollar Amount Purchased:
6,284,520
Number of Shares or Par Value of
Bonds Purchased:
17,457
Price Per Unit:
360.00
Resolution Approved:
Approved at the June 15, 2017
Board Meeting.*


Name of Fund:
Goldman Sachs Real Estate
Securities Fund
Name of Underwriter or Dealer
Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Barclays
Capital Inc.; BB&T Securities,
LLC; BBVA Securities Inc.; BNP
Paribas Securities Corp.; Capital
One Securities, Inc.; Citigroup
Global Markets Inc.; Evercore
Group, L.L.C.; J.P. Morgan
Securities LLC; Merrill Lynch,
Pierce, Fenner & Smith, Inc.;
Mizuho Securities USA Inc.;
MUFG Securities Americas Inc.;
PNC Capital Markets LLC; RBC
Capital Markets, LLC; Robert W.
Baird & Co. Inc.; Scotia Capital
(USA) Inc.; SMBC Nikko
Securities America, Inc.; SunTrust
Robinson Humphrey, Inc.; TD
Securities USA LLC; UBS
Securities LLC
Name of Issuer:
ALEXANDRIA REAL ESTATE
E
Title of Security:
ALEXANDRIA REAL ESTATE
Date of First Offering:
03/10/17
Dollar Amount Purchased:
1,123,167
Number of Shares or Par Value of
Bonds Purchased:
10,347
Price Per Unit:
108.55
Resolution Approved:
Approved at the June 15, 2017
Board Meeting.*


Name of Fund:
Goldman Sachs Global Real Estate
Securities Fund
Name of Underwriter or Dealer
Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Barclays
Capital Inc.; BB&T Securities,
LLC; BBVA Securities Inc.; BNP
Paribas Securities Corp.; Capital
One Securities, Inc.; Citigroup
Global Markets Inc.; Evercore
Group, L.L.C.; J.P. Morgan
Securities LLC; Merrill Lynch,
Pierce, Fenner & Smith, Inc.;
Mizuho Securities USA Inc.;
MUFG Securities Americas Inc.;
PNC Capital Markets LLC; RBC
Capital Markets, LLC; Robert W.
Baird & Co. Inc.; Scotia Capital
(USA) Inc.; SMBC Nikko
Securities America, Inc.; SunTrust
Robinson Humphrey, Inc.; TD
Securities USA LLC; UBS
Securities LLC
Name of Issuer:
ALEXANDRIA REAL ESTATE
E
Title of Security:
ALEXANDRIA REAL ESTATE
Date of First Offering:
03/10/17
Dollar Amount Purchased:
69,038
Number of Shares or Par Value of
Bonds Purchased:
636
Price Per Unit:
108.55
Resolution Approved:
Approved at the June 15, 2017
Board Meeting.*


Name of Fund:
Goldman Sachs Global
Infrastructure Fund
Name of Underwriter or Dealer
Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate
Members:
Barclays Capital Inc.; Citigroup
Global Markets Inc.; Goldman
Sachs & Co. LLC; HSBC
Securities (USA) Inc.; ING
Financial Markets LLC; J.P.
Morgan Securities LLC; Morgan
Stanley & Co. LLC; MUFG
Securities Americas Inc.; Scotia
Capital (USA) Inc.; SMBC Nikko
Securities America, Inc.; TD
Securities USA LLC; Wells Fargo
Securities, LLC
Name of Issuer:
Hess Midstream Partners LP
Title of Security:
HESS MIDSTREAM PARTNERS
LP
Date of First Offering:
04/05/17
Dollar Amount Purchased:
3,542
Number of Shares or Par Value of
Bonds Purchased:
154
Price Per Unit:
23.00
Resolution Approved:
Expected to be approved at the
August 16-17, 2017 Board
Meeting.**


Name of Fund:
Goldman Sachs Global
Infrastructure Fund
Name of Underwriter or Dealer
Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate
Members:
Barclays Capital Inc.; Citigroup
Global Markets Inc.; Credit Suisse
Securities (USA) LLC; D.A.
Davidson & Co.; Evercore Group
L.L.C.; Goldman Sachs & Co.
LLC; J.P. Morgan Securities LLC;
Janney Montgomery Scott LLC;
Ladenburg Thalmann & Co. Inc.;
Morgan Stanley & Co. LLC;
MUFG Securities Americas Inc.;
Raymond James & Associates,
Inc.; Robert W. Baird & Co. Inc.;
Scotia Capital (USA) Inc.; Tudor,
Pickering, Holt & Co. Securities,
Inc.; Wells Fargo Securities, LLC
Name of Issuer:
Antero Midstream GP LP
Title of Security:
ANTERO MIDSTREAM GP LP
Date of First Offering:
05/04/17
Dollar Amount Purchased:
2,513,207
Number of Shares or Par Value of
Bonds Purchased:
106,945
Price Per Unit:
23.50
Resolution Approved:
Expected to be approved at the
August 16-17, 2017 Board
Meeting.**



*	Resolution adopted at the Meeting of the Board of Trustees on
June 15, 2017.

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. ("GSAM") to the Trustees, all purchases made during the calendar quarter ended March 31, 2017 by the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (the "Trusts") on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs & Co. LLC or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the "1940 Act").

**	Resolution expected to be adopted at the Meeting of the Board of
Trustees on August 16-17, 2017.

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. ("GSAM") to the Trustees, all purchases made during the calendar quarter ended June 30, 2017 by the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (the "Trusts") on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs & Co. LLC or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the "1940 Act").